WINTON DIVERSIFIED OPPORTUNITIES FUND

                         SUPPLEMENT DATED MAY 23, 2016
                                     TO THE
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2016
                                  (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
            THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

1. Effective immediately, the third paragraph in the "Derivatives" section on page S-15 is deleted in its entirety and replaced with the following:

     As a result of amendments to rules under the Commodity Exchange Act ("CEA") by the Commodity Futures Trading Commission ("CFTC"), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the National Futures Association as a "commodity pool operator" ("CPO"). As discussed in the Prospectus, the Adviser has registered as a CPO with the NFA with respect to the Fund.

2. Effective immediately, the fourth paragraph of the "Derivatives" section on S-15 is deleted in its entirety.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 WIN-SK-003-0100